BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated February 28, 2014
to the Prospectus dated November 27, 2013

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus entitled “Details about the Fund — Information About Underlying Funds and ETFs — Description of ETFs” is amended to add the below:

Fund Name	Investment Objective and Principal Investment Strategies
SPDR® Barclays High Yield Bond ETF

The fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

In seeking to track the performance of the Barclays High Yield Very Liquid Index (the “Index”), the fund employs a sampling strategy, which means that the fund is not required to purchase all of the securities represented in the Index. Instead, the fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the fund will be based on a number of factors, including asset size of the fund. Based on its analysis of these factors, SSgA Funds Management, Inc., the investment adviser to the fund, may invest the fund’s assets in a subset of securities in the Index or may invest the fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

The Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment grade and are commonly referred to as “junk bonds.” The Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s, Inc., respectively, and have $500 million or more of outstanding face value. The three largest bonds of each issuer with a maximum age of five years can be included in the Index. Each index eligible issuer will be capped at two percent. In addition, securities must be registered or issued under Rule 144A of the Securities Act of 1933, as amended. Original issue zero coupon bonds, step-up coupons, and coupons that change according to a predetermined schedule are also included. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, private placements, bonds with equity-type features (e.g., warrants, convertibility), floating-rate issues, Eurobonds, defaulted bonds, payment in kind (PIK) securities and emerging market bonds. The Index is issuer capped and the securities in the Index are updated on the last business day of each month. As of September 30, 2013, there were approximately 647 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.32 years.

Shareholders should retain this Supplement for future reference.

PRO-MAIP-0214SUP